AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

By and Among

FIRST AVENUE NETWORKS, INC.

(formerly known as Advanced Radio Telecom Corp.)

and

THE PERSONS LISTED ON THE

SIGNATURE PAGES HEREOF

Dated as of January 28, 2004

AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT

THIS AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT (“this Agreement”), dated as of January 28, 2004, by and among First Avenue Networks, Inc., a Delaware corporation and formerly known as Advanced Radio Telecom Corp. (the “Company”), and the Holders (as hereinafter defined) of Registrable Securities (as hereinafter defined) who are parties to this Agreement, including any Additional Holders (as hereinafter defined) who subsequently become parties to this Agreement.

RECITALS

A. Subject to and on the terms and conditions set forth in that certain Senior Secured Note and Class A Warrant Purchase Agreement dated December 20, 2001, certain of the Holders purchased from the reorganized Company (“Reorganized ART”), (i) $10,975,225.00 aggregate principal amount of 9% Senior Secured Notes and (ii) 4,000,000 Class A Warrants (“Original Warrants”) to purchase 4,000,000 shares of new common stock (“Original Warrant Shares”) issued by Reorganized ART pursuant to that certain Debtors’ and Official Committee of Unsecured Creditors’ Joint Plan of Reorganization Under Chapter 11 of the Bankruptcy Code, dated as of September 20, 2001 (the “Plan”), which Plan was confirmed on October 31, 2001 by order of the United States Bankruptcy Court for the District of Delaware, as the same may be amended, modified or supplemented from time to time in accordance with the terms thereof.

B. Subject to and on the terms and conditions set forth in the Plan, the Holders received shares of Reorganized ART’s new common stock on the effective date of the Plan (“Original Shares”).

C. The Company and the Holders entered into that certain Registration Rights Agreement dated as of December 21, 2001 (the “Original Rights Agreement”) pursuant to, and as authorized by, the Plan.

D. Pursuant to that certain Common Stock and Warrant Purchase Agreement (the “Purchase Agreement”) dated as of the date hereof by and among the Company and certain Purchasers (collectively, including any additional Purchasers who purchase securities thereunder after the date thereof pursuant to the terms of the Purchase Agreement, the “Purchasers”), the Company is selling the New Shares (as hereinafter defined) and the New Warrants (as hereinafter defined) to the Purchasers.

E. It is a condition to the Purchasers’ acquisition of the New Shares and the New Warrants that the Company grant the Purchasers registration rights with respect to such securities.

F. The Company and the Holders under the Original Rights Agreement now desire to amend and restate the Original Rights Agreement to grant registration rights with respect to the securities to be acquired by the Purchasers under the Purchase Agreement.

G. The Holders who are party to this Agreement represent at least a majority of the Registrable Securities as required for amendment of the Original Rights Agreement.

AGREEMENTS

In consideration of the foregoing, and the agreements set forth below, the parties hereby amend and restate the Original Rights Agreement in its entirety and agree with each other as follows:

1.	Definitions.

As used in this Agreement, the following capitalized terms (in their singular and plural forms, as applicable) have the following meanings:

“Action” has the meaning assigned to such term in Section 7.3 hereof.

“Additional Holders” means the Permitted Assignees of Registrable Securities who, from time to time, acquire Registrable Securities and own Registrable Securities at the relevant time, agree to be bound by the terms hereof and become Holders for purposes of this Agreement.

“Adverse Effect” has the meaning assigned to such term in Section 2.5 hereof.

“Affiliate” of a Person means any Person that, directly or indirectly, through one or more intermediaries, controls or is controlled by, or is under common control with, such other Person. For purposes of this definition, the term “control” (including the terms “controlling,” “controlled by” and “under common control with”) means the possession, direct or indirect, of the power to cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise.

“Agreement” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Business Day” means each Monday, Tuesday, Wednesday, Thursday and Friday which is not a day on which banking institutions in the Borough of Manhattan, The City of New York are authorized or obligated by law or executive order to close.

“Commission” means the United States Securities and Exchange Commission and any successor United States federal agency or governmental authority having similar powers.

“Common Stock” means the authorized common stock, par value $0.001, of the Company.

“Company” has the meaning assigned to such term in the introductory paragraph to this Agreement.

“Company Indemnified Person” has the meaning assigned to such term in Section 7.2 hereof.

“Company Standstill Period” has the meaning assigned to such term in Section 5.1 hereof.

“Demand Registration” has the meaning assigned to such term in Section 2.1 hereof.

“Demand Request” has the meaning assigned to such term in Section 2.1 hereof.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Holder” means any (i) Person who owns Registrable Securities at the relevant time and is a party to this Agreement or (ii) Additional Holder.

“Holder Shelf Offering” has the meaning assigned to such term in Section 4.2(b) hereof.

“Indemnified Person” has the meaning assigned to such term in Section 7.1 hereof.

“Indemnitee” has the meaning assigned to such term in Section 7.3 hereof.

“Inspectors” has the meaning assigned to such term in Section 6.1(k) hereof.

“Joining Holder” has the meaning assigned to such term in Section 2.2 hereof.

“Loss” and “Losses” have the meanings assigned to such terms in Section 7.1 hereof.

“Majority Participating Holders” means, with respect to any registration of Registrable Securities under this Agreement, the Holder or Holders at the relevant time of at least a majority of the Registrable Securities to be included in the registration statement in question.

“Material Disclosure Event” means, as of any date of determination, any pending or imminent event relating to the Company, which, in the determination of the Board of Directors of the Company (i) upon the advice of counsel, requires disclosure of material, non-public information relating to such event in any registration statement so that such registration statement would not be materially misleading, (ii) upon the advice of counsel, is otherwise not required to be publicly disclosed at that time (e.g., on Forms 10-K, 8-K, or 10-Q) under applicable federal or state securities laws and (iii) if publicly disclosed at the time of such event, would have a material adverse effect on the business, financial condition or prospects of the Company or would materially adversely affect a pending or proposed acquisition, merger, recapitalization, consolidation, reorganization, financing or similar transaction, or negotiations with respect thereto.

“NASD” has the meaning assigned to such term in Section 6.1(n) hereof.

“New Shares” means (i) the 1,111,111 shares of Common Stock to be issued and sold to Purchasers under the Purchase Agreement and (ii) up to an aggregate of 97,222 additional shares of Common Stock that may be issued and sold to one or more Purchasers at subsequent closings under the Purchase Agreement, provided that any such Purchaser shall become a party to this Agreement pursuant to Section 10.10 hereof.

“New Warrant Shares” means the shares of Common Stock to be issued by the Company upon the exercise of the New Warrants.

“New Warrants” means (i) the warrants to be issued and sold to the Purchasers under the Purchase Agreement to purchase up to 1,111,111 shares of Common Stock and (ii) the warrants that may be issued and sold to one or more Purchasers at subsequent closings under the Purchase Agreement to purchase up to an aggregate of 97,222 additional shares of Common Stock, provided that any such Purchaser shall become a party to this Agreement pursuant to Section 10.10 hereof.

“Original Rights Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Original Shares” has the meaning assigned to such term in the Recitals to this Agreement.

“Original Warrant Shares” has the meaning assigned to such term in the Recitals to this Agreement.

“Original Warrants” has the meaning assigned to such term in the Recitals to this Agreement.

“Participating Holder” means any Holder on whose behalf Registrable Securities are registered pursuant to Sections 2, 3 or 4 hereof.

“Permitted Assignee” means any (i) Affiliate of any Holder who acquires Registrable Securities from such Holder or its Affiliates or (ii) any other Person who acquires at least 20% (calculated at the time of such purchase) of any Holder’s Registrable Securities and who shall have been designated as a Permitted Assignee by such Holder in a written notice to the Company; provided that the rights of any Person designated as a Permitted Assignee referred to in the foregoing clause (ii) shall be limited if, and to the extent, provided in such notice; and provided, further, that no Holder shall be entitled to designate any Permitted Assignee if the Registrable Securities would continue to be Registrable Securities for a period longer than would be the case in the hands of such Holder or any of its Affiliates.

“Person” means any individual, corporation, partnership, limited liability company, joint venture, association, joint-stock company, trust, unincorporated organization, government or any agency or political subdivision thereof or any other entity.

“Plan” has the meaning assigned to such term in the Recitals to this Agreement.

“Purchase Agreement” has the meaning assigned to such term in the Recitals to this Agreement.

“Purchasers” has the meaning assigned to such term in the Recitals to this Agreement.

“Records” has the meaning assigned to such term in Section 6.1(k) hereof.

The terms “register,” “registered” and “registration” mean a registration effected by preparing and filing with the Commission a registration statement on an appropriate form in compliance with the Securities Act, and the declaration or order of the Commission of the effectiveness of such registration statement under the Securities Act.

“Registrable Securities” means the (i) New Shares and Original Shares (collectively with any New Warrant Shares and Original Warrant Shares issued upon exercise of New Warrants and Original Warrants, respectively, the “Registrable Common Securities”), (ii) New Warrants and Original Warrants, and (iii) New Warrant Shares and Original Warrant Shares, respectively; provided, however, that as to any Registrable Securities, such securities shall cease to constitute “Registrable Securities” for purposes of this Agreement if and when (w) a registration statement with respect to the sale of such securities shall have been declared effective by the Commission and such securities shall have been sold pursuant thereto in accordance with the intended plan and method of distribution therefor set forth in the final prospectus forming part of such registration statement or (x) such securities are no longer outstanding (or, with respect to the New Warrant Shares or Original Warrant Shares, such securities are neither outstanding nor issuable upon exercise of the New Warrants or Original Warrants) or (y) such securities are publicly distributed in accordance with the provisions of Rule 144 or (z) such securities may be distributed to the public free from any restrictions imposed by Rule 144 and without the requirement of the filing of a registration statement covering such securities. For purposes of this Agreement, the number of shares of Registrable Securities outstanding at any time shall be determined by adding (i) the number of shares of Common Stock outstanding which are Registrable Securities (including any New Warrant Shares or Original Warrant Shares that have been issued upon exercise of New Warrants or Original Warrants, respectively), and (ii) with respect to the New Warrants, Original Warrants, New Warrant Shares and Original Warrant Shares (without duplication), the maximum number of New Warrant Shares and Original Warrant Shares issuable (but not yet issued) upon exercise of all then exercisable New Warrants and Original Warrants, respectively, which upon issuance would be Registrable Securities.

“Reorganized ART” has the meaning assigned to such term in the Recitals to this Agreement.

“Requesting Holder” has the meaning assigned to such term in Section 2.1 hereof.

“Required Filing Date” has the meaning assigned to such term in Section 2.1 hereof.

“Required Period” has the meaning assigned to such term in Section 4.2(a) hereof.

“Rule 144” means Rule 144 (or any similar provision then in force) promulgated under the Securities Act.

“Securities Act” means the Securities Act of 1933, as amended, or any successor statute, and the rules and regulations of the Commission thereunder.

“Shelf Filing Deadline” has the meaning assigned to such term in Section 4.1 hereof.

“Shelf Registration Statement” has the meaning assigned to such term in Section 4.1 hereof.

“Shelf Request” has the meaning assigned to such term in Section 4.1 hereof.

“Suspension Notice” has the meaning assigned to such term in Section 5.2 hereof.

“Suspension Period” has the meaning assigned to such term in Section 5.2 hereof.

The words “include,” “includes” and “including,” when used in this Agreement, shall be deemed to be followed by the words “without limitation.”

2.	Demand Registration.

2.1 Request for Registration. Subject to the provisions contained in this Section 2.1, beginning on the date on which the Company is a registrant entitled to use Form S-3 of the Commission (or any successor form thereto) to offer outstanding securities for the account of the Holders, one or more Holders of at least 30% of the Registrable Securities then outstanding (each, a “Requesting Holder”) may, from time to time, request in writing (a “Demand Request”) that the Company effect the registration under the Securities Act of a specified number of Registrable Securities held by the Requesting Holders, specifying the intended method of distribution thereof if other than pursuant to an underwritten offering (a “Demand Registration”); provided, however, that the Company will in no event be required to effect more than three (3) Demand Registrations in total; provided, further that the Company will in no event be required to effect more than one (1) Demand Registration in any 12-month period; provided, further, that the Company will not be obligated to take any action to effect any Demand Registration within 90 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of equity securities of the Company for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to benefit plan). The Company shall cooperate with the Holders in order to facilitate communications among such Holders solely for the purpose of obtaining the consent of a sufficient number of Holders to request a Demand Registration pursuant to the first sentence of this Section 2.1, including by providing a list of securityholders of the Company with their respective ownership of Registrable Securities and contact information, which shall be used solely for purposes of this Agreement. Upon receipt of a Demand Request, the Company will cause to be included in a registration statement on an appropriate form under the Securities Act, filed with the Commission as promptly as reasonably practicable but in any event not later than 90 days after receiving a Demand Request (the “Required Filing Date”), such Registrable Securities as may be requested by such Requesting Holders in their Demand Request together with any other Registrable Securities of the same class as requested by Joining Holders joining in such request pursuant to Section 2.2 hereof. The Company shall use its reasonable best efforts to cause any such registration statement to be declared effective by the Commission as promptly as practicable after such filing but in any event not later than 150 days following the date of the Demand Request.

2.2 Joining Holders. If at any time the Company proposes to register Registrable Securities for the account of the Requesting Holders pursuant to Section 2.1 hereof, then (i) the Company shall give, or cause to be given, written notice of such proposed filing to all the Holders as soon as practicable (but in no event less than 30 days before the anticipated filing date). Upon the written request of any Holder, received by the Company no later than the 10th Business Day after receipt by such Holder of the notice sent by the Company (each such Holder, a “Joining Holder”), to register, on the same terms and conditions as the securities otherwise being sold pursuant to such Demand Registration, any of its Registrable Securities of the same class as the securities otherwise being sold pursuant to such Demand Registration, the Company will use its best efforts to cause such Registrable Securities to be included in the registration statement proposed to be filed by the Company on the same terms and conditions as any securities of the same class included therein.

2.3 Effective Registration. A registration will not count as a Demand Registration unless the related registration statement has been declared effective and has remained effective until the earlier of (i) such time as all of such Registrable Securities covered thereby have been disposed of in accordance with the intended methods of disposition by the Participating Holders (but in no event for a period of more than 90 days after such registration statement becomes effective) or (ii) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act; it being understood that if, after it has become effective, an offering of Registrable Securities pursuant to a registration statement is terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected and will not count as a Demand Registration for purposes of Section 2.1.

2.4 Selection of Underwriters. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an underwritten offering, the Company shall select an investment banking firm of national standing to be the managing underwriter for the offering, which firm shall be reasonably acceptable to the Majority Participating Holders.

2.5 Priority on Demand Registrations. With respect to any offering of Registrable Securities pursuant to a Demand Registration in the form of an underwritten offering, no securities to be sold for the account of any Person (including the Company) other than the Requesting Holders and Joining Holders shall be included in a Demand Registration unless the managing underwriter advises the Requesting Holders in writing that the inclusion of such securities will not adversely affect the price or success of the offering (an “Adverse Effect”). Furthermore, in the event that the managing underwriter advises the Requesting Holders in writing that the amount of Registrable Securities proposed to be included in such Demand Registration by Requesting Holders and Joining Holders is sufficiently large (even after exclusion of all securities of any other Person pursuant to the immediately preceding sentence) to cause an Adverse Effect, the number of Registrable Securities to be included in such Demand Registration shall be allocated among all such Requesting Holders and Joining Holders pro rata based on the ratio that the number of Registrable Securities that each such Holder requested to be included in such Demand Registration bears to the total number of Registrable Securities that all Requesting Holders and Joining Holders requested to be included in such Demand Registration; provided that if, as a result of such pro-ration, any Requesting Holder or Joining Holder shall not be entitled to include in a registration all Registrable Securities of the class that such Holder had requested to be included, such Holder may elect to withdraw its request to include such Registrable Securities in such registration or may reduce the number requested to be included; provided, however, that (a) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (b) such withdrawal or reduction shall be irrevocable.

3. Piggyback Registrations.

3.1 Holder Piggyback Registration. If the Company proposes to file a registration statement under the Securities Act with respect to an offering of any equity securities for the Company’s own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to any benefit plan) on a form that would permit registration of Registrable Securities for sale to the public under the Securities Act, then (i) the Company shall give written notice of such proposed filing to the Holders as soon as practicable (but in no event less than 20 days before the anticipated filing date), describing in reasonable detail the proposed registration (including the number and class of securities proposed to be registered, the proposed date of filing of such registration statement, any proposed means of distribution of such securities, any proposed managing underwriter of such securities and a good faith estimate by the Company of the proposed maximum offering price of such securities as such price is proposed to appear on the facing page of such registration statement), and offering such Holders the opportunity to register such number of Registrable Securities as each such Holder may request. Upon the written request of any Holder, received by the Company no later than 10 Business Days after receipt by such Holder of the notice sent by the Company, to register, on the same terms and conditions as the securities otherwise being sold pursuant to such registration, any of such Holder’s Registrable Securities of the same class as those being registered (which request shall state the intended method of disposition thereof if the securities otherwise being sold are being sold by more than one method of disposition), the Company will use its reasonable best efforts to cause such Registrable Securities as to which registration shall have been so requested to be included in the registration statement proposed to be filed by the Company on the same terms and conditions as any similar securities included therein; provided, however, that, notwithstanding the foregoing, the Company may at any time, in its sole discretion, without the consent of any other Holder, delay or abandon the proposed offering in which any Holder had requested to participate pursuant to this Section 3.1 or cease the filing (or obtaining or maintaining the effectiveness) of or withdraw the related registration statement or other governmental approvals, registrations or qualifications. In such event, the Company shall so notify each Holder that had notified the Company in accordance with this Section 3.1 of its intention to participate in such offering and the Company shall incur no liability for its failure to complete any such offering.

3.2 Priority on Piggyback Registrations.

(a) If the Registrable Securities requested to be included in a registration statement by any Holder pursuant to Section 3.1 hereof differ from the type of securities proposed to be registered by the Company and the managing underwriter for the related underwritten offering advises the Company in writing that due to such differences the inclusion of such Registrable Securities would cause an Adverse Effect, and the Company notifies such Holder in writing of such advice, then (i) the number of such Holder’s or Holders’ Registrable Securities to be included in the registration statement shall be reduced to an amount which, in the judgment of such managing underwriter, would eliminate such Adverse Effect or (ii) if no such reduction would, in the judgment of such managing underwriter, eliminate such Adverse Effect, then the Company shall have the right to exclude all such Registrable Securities from such registration statement; provided, however, that no other securities that are the same as, or similar to, the Registrable Securities that been requested to be included in a registration statement by any

Holder pursuant to Section 3.1 hereof are included and offered for the account of any other Person (other than the Company) in such registration statement. Any partial reduction in the number of Registrable Securities to be included in the registration statement pursuant to clause (i) of the immediately preceding sentence shall be effected pro rata based on the ratio that the number of Registrable Securities that each such Holder requested to be included in such registration statement bears to the total number of Registrable Securities that all Holders requested to be included in such registration statement. If the Registrable Securities requested to be included in the registration statement pursuant to Section 3.1 hereof are of the same type as the securities being registered by the Company and the managing underwriter advises the Company in writing that the inclusion of such Registrable Securities would cause an Adverse Effect, and the Company notifies the requesting Holders in writing of such advice, then the Company will be obligated to only include in such registration statement that number of Registrable Securities which, in the judgment of the managing underwriter, would not have an Adverse Effect. Any partial reduction in the number of Registrable Securities to be included in a registration statement pursuant to the immediately preceding sentence shall be affected pro rata based on the ratio that the number of Registrable Securities that each such Holder requested to be included in such registration statement bears to the total number of Registrable Securities that all Holders requested to be included in such registration statement.

(b) Notwithstanding the foregoing, if after a Demand Request by the Holders pursuant to Section 2.1 hereof, the Company first initiates a proposal to register securities for its own account pursuant to this Article 3, then the Demand Registration requested pursuant to Section 2.1 hereof shall be given priority.

3.3 Withdrawals. Each Holder shall have the right to withdraw its request for inclusion of its Registrable Securities in any registration statement pursuant to this Article 3 by giving written notice to the Company of its request to withdraw; provided, however, that (i) such request must be made in writing prior to the earlier of the execution of the underwriting agreement or the execution of the custody agreement with respect to such registration and (ii) such withdrawal shall be irrevocable.

3.4 Underwritten Offerings. (a) In connection with the exercise of any registration rights granted to Holders pursuant to this Section 3, if the registration is to be effected by means of an underwritten offering, the Company may condition participation in such registration by such Holders upon inclusion of the Registrable Securities being so registered in such underwriting. In addition, such Holders may request that such Registrable Securities be included in any underwritten offering of Common Stock (whether or not on a firm commitment basis).

(b) With respect to any offering of Registrable Securities pursuant to this Section 3 in the form of an underwritten offering, the Company shall select an investment banking firm of national standing to be the managing underwriter for the offering.

3. Shelf Registration.

4.1 Shelf Request. One or more Holders may request in writing (a “Shelf Request”) that the Company file a shelf registration statement pursuant to Rule 415 under the Securities Act (the “Shelf Registration Statement”) relating to Registrable Securities, beginning on the date on which the Company is a registrant entitled to use Form S-3 of the Commission or any successor form thereto, to register the offer by Holders of such class of Registrable Securities; provided, however, that the Company will in no event be required to effect more than two (2) shelf registrations pursuant to this Section 4.1 in any 12-month period; provided, further that the Company will not be obligated to take any action to effect any shelf registration pursuant to this Section 4.1 within 90 days immediately following the effective date of any registration statement pertaining to an underwritten public offering of securities of the Company for its own account (except pursuant to registrations on Form S-4 or any successor form or on Form S-8 or any successor form relating solely to securities issued pursuant to benefit plan). Any such Shelf Request will specify the intended method of distribution of the subject Registrable Securities. Upon receipt of such a request, the Company will, as promptly as reasonably practicable, but in any event not later than 60 days after such request (the “Shelf Filing Deadline”), file such Shelf Registration Statement on Form S-3 or any successor form thereto. The Company shall use all reasonable efforts to cause such registration statement to be declared effective by the Commission as promptly as practicable after such filing but in any event not later than 120 days following the date of the Shelf Request. The second sentence of Section 2.1 hereof and the entire Section 2.2 hereof shall apply to any Shelf Request as if such a Shelf Request were a Demand Request.

4.2 Required Period and Shelf Registration Procedures.

(a) The Company shall (i) cause the Shelf Registration Statement to include a resale prospectus intended to permit each Holder to sell, at such Holder’s election, all or part of the Registrable Securities held by such Holder without restriction and (ii) use its best efforts to prepare and file with the Commission such amendments and post-effective amendments to the Shelf Registration Statement as may be necessary to keep the Shelf Registration Statement continuously effective (subject to any Suspension Period(s) referred to below) for a period (the “Required Period”) ending on the earlier of (1) such time as all of such Registrable Securities covered by the Shelf Registration Statement have been disposed of in accordance with the intended methods of disposition by the Participating Holders (but in no event for a period of more than 270 days after such registration statement becomes effective, plus the aggregate number of days in all applicable Suspension Periods) or (2) the expiration of the time when a prospectus relating to such registration is required to be delivered under the Securities Act, and (iii) use its best efforts to cause the resale prospectus to be supplemented by any required prospectus supplement; provided, that a registration pursuant to this Article 4 shall not be deemed to have been effected unless it has been declared effective by the Commission and has remained effective for the Required Period, it being understood that if, after it has become effective, an offering of Registrable Securities pursuant to a Shelf Registration Statement is terminated by any stop order, injunction, or other order of the Commission or other governmental agency or court, such registration pursuant thereto will be deemed not to have been effected.

(b) During the period of effectiveness of the Shelf Registration Statement, any Participating Holder shall be entitled to sell all or part of the Registrable Securities registered on behalf of such Participating Holder pursuant to the Shelf Registration Statement (“Holder Shelf Offering”).

(c) No Holder Shelf Offering will be in the form of an underwritten offering (whether on a firm commitment basis or otherwise).

5. Standstill and Suspension Periods.

5.1 Company Standstill Period. In the event of an underwritten public offering of Registrable Securities on a firm commitment basis pursuant to Section 2.1 hereof, the Company agrees not to, without the prior written consent of the managing underwriter, effect any public sale or distribution of any securities (except securities that may be held by the Company for its own account under the relevant registration statement) that are the same as, or similar to, the Registrable Securities, or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities (except pursuant to registrations on Form S-4 or any successor form, or otherwise in connection with the acquisition of a business or assets of a business, a merger, or an exchange offer for the securities of the issuer or another entity, or registrations on Form S-8 or any successor form relating solely to securities offered pursuant to any benefit plan), during the period commencing 15 days prior to the effective date of the registration statement relating to such Registrable Securities (to the extent timely notified in writing by the Majority Participating Holders or the managing underwriter of such distribution) and ending on the first to occur of (A) the 90th day after such effective date and (B) the end of the public distribution of such Registrable Securities (the “Company Standstill Period”).

5.2 Suspension Period. The Company may, by notice in writing to each Holder, postpone the filing or effectiveness of any registration requested pursuant to this Agreement, or otherwise suspend the Demand Registration rights of the Holders and/or require the Holders to suspend use of any resale prospectus included in the Shelf Registration Statement for any period of time determined by the Company if there shall occur a Material Disclosure Event (such period, a “Suspension Period”). Notwithstanding the foregoing, no Suspension Period shall exceed 90 days in any one instance and the Company may not exercise its rights set forth in the immediately preceding sentence more than twice in any 12-month period; provided, however, that if the Company deems it necessary to file a post-effective amendment to the Shelf Registration Statement in order to comply with Section 4.1 hereof as a result of any Shelf Request or other information provided by a Holder for inclusion in the prospectus included in the Shelf Registration Statement, then such period of time from the date of filing such post-effective amendment until the date on which the Shelf Registration Statement is declared effective by the Commission shall not be treated as a Suspension Period. Each Holder agrees that, upon receipt of notice from the Company of the occurrence of a Material Disclosure Event (a “Suspension Notice”), such Holder will forthwith discontinue any disposition of Registrable Securities pursuant to the Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144, until the earlier of (i) the expiration of the Suspension Period and (ii) such Holder’s receipt of a notice from the Company to the effect that such suspension has terminated. Any Suspension Notice shall be accompanied by a certificate of the President or any Vice President of the Company confirming the existence of the Material Disclosure Event. If so directed by the Company, such Holder will deliver to the Company (at the Company’s expense) all copies, other than permanent file copies, then in such Holder’s possession, of the most recent prospectus covering such Registrable Securities at the time of receipt of such Suspension Notice. In the event of a Suspension Notice, the Company shall, promptly after such time as the related

Material Disclosure Event no longer exists, take any and all actions necessary or desirable to give effect to any Holders’ rights under this Agreement that may have been affected by such notice, including the Holders’ Demand Registration rights and rights with respect to any Shelf Registration Statement.

5.3 Holder Standstill Period. Each Holder agrees not to, without the prior written consent of the managing underwriter for any underwritten offering of (i) securities of the Company that are the same as, or similar to, the Registrable Securities, or (ii) any securities convertible into, or exchangeable or exercisable for, securities of the Company that are the same as, or similar to, the Registrable Securities, effect any disposition (except for dispositions included in, or pursuant to, such an underwritten offering) pursuant to any Shelf Registration Statement or any public sale or distribution, including pursuant to Rule 144, of any Registrable Securities or any securities convertible into, or exchangeable or exercisable for, any securities of the Company that are the same as, or similar to, the Registrable Securities, during the period commencing 15 days prior to the effective date of any registration statement relating to such securities of the Company (to the extent timely notified in writing (prior to such Holder giving any Demand Request) by the Company or the managing underwriter) and ending on the first to occur of (A) the 90th day after such effective date and (B) the end of the public distribution of such securities of the Company.

6. Registration Procedures.

6.1 Company Obligations. Whenever the Company is required pursuant to this Agreement to register Registrable Securities, it will (it being understood and agreed that except as otherwise expressly set forth in this Article 6, if (i) pursuant to any other provisions of this Agreement, the Company is held to a higher standard or standards than that or those provided for in this Article 6, such higher standard or standards will govern the conduct of the Company and (ii) any other provision of this Agreement is more favorable to the Holders than the provisions of this Article 6, such other provision shall apply):

(a) provide the Participating Holders with a reasonable opportunity to review, and comment on, any registration statement to be prepared and filed pursuant to this Agreement prior to the filing thereof with the Commission, and make all changes thereto as any Participating Holder may request in writing to the extent such changes are required, in the reasonable judgment of the Company’s counsel, by the Securities Act;

(b) cause any such registration statement and the related prospectus and any amendment or supplement thereto, as of the effective date of such registration statement, amendment or supplement, (i) to comply in all material respects with the applicable requirements of the Securities Act and the rules and regulations of the Commission promulgated thereunder and (ii) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading;

(c) furnish, at its expense, to the Participating Holders such number of conformed copies of such registration statement and of each such amendment thereto (in each case including all exhibits thereto, except that the Company shall not be obligated to furnish to any such Participating Holder more than two (2) copies of such exhibits other than incorporated documents), such number of copies of the prospectus included in such registration statement (including each preliminary prospectus and each supplement thereto), and such number of the documents, if any, incorporated by reference in such registration statement or prospectus, as the Participating Holders reasonably may request;

(d) use its reasonable best efforts to register or qualify the Registrable Securities covered by such registration statement under such securities or “blue sky” laws of the states of the United States as the Participating Holders reasonably shall request, to keep such registration or qualification in effect for so long as such registration statement remains in effect, and to do any and all other acts and things that may be necessary or advisable to enable the Participating Holders to consummate the disposition in such jurisdictions of the Registrable Securities covered by such registration statement, except that the Company shall not, for any such purpose, be required to qualify generally to do business as a foreign corporation in any jurisdiction in which it is not obligated to be so qualified, or to subject itself to material taxation in any such jurisdiction, or to consent to general service of process in any such jurisdiction; and use its reasonable best efforts to obtain all other approvals, consents, exemptions or authorizations from such securities regulatory authorities or governmental agencies as may be necessary to enable such Participating Holders to consummate the disposition of such Registrable Securities;

(e) immediately notify the Participating Holders, at any time when a prospectus or prospectus supplement relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the occurrence of any event as a result of which, the prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, which untrue statement or omission requires amendment of the registration statement or supplementing of the prospectus, and, at the request of the Participating Holders, prepare and furnish, at its expense, to the Participating Holders a reasonable number of copies of a supplement to such prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that with respect to Registrable Securities registered pursuant to such registration statement, each Holder agrees that it will not enter into any transaction for the sale of any Registrable Securities pursuant to such registration statement during the time after the furnishing of the Company’s notice that the Company is preparing and filing with the Commission a supplement to or an amendment of such prospectus or registration statement;

(f) use its reasonable best efforts to comply with all applicable rules and regulations of the Commission, and make available to holders of its securities, as soon as reasonably practicable, an earnings statement covering the period of at least 12 months, but not more than 18 months, beginning with the first month of the first fiscal quarter after the effective date of such registration statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act and Rule 158 thereunder;

(g) provide, and cause to be maintained, a transfer agent and registrar for the Registrable Securities covered by such registration statement (which transfer agent and registrar shall, at the Company’s option, be the Company’s existing transfer agent and registrar) from and after a date not later than the effective date of such registration statement; it being hereby agreed that the Holders shall furnish to the Company such information regarding the Holders and the plan and method of distribution of Registrable Securities intended by the Holders as the Company may, from time to time, reasonably request in writing and as shall be required by law or by the Commission in connection therewith;

(h) notify the Participating Holders and the managing underwriter, if any, promptly, and (if requested by any such Person) confirm such notice in writing, (i) when a registration statement, prospectus, prospectus supplement or post-effective amendment related to such registration statement has been filed, and, with respect to such registration statement or any post-effective amendment thereto, when the same has become effective, (ii) of any request by the Commission or any other federal or state governmental authority for amendments or supplements to such registration statement or related prospectus, (iii) of the issuance by the Commission or any other federal or state governmental authority of any stop order suspending the effectiveness of such registration statement or the initiation of any proceedings for that purpose and (iv) of the receipt by the Company of any notification with respect to the suspension of the qualification or exemption from qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose;

(i) use its reasonable best efforts to obtain the withdrawal of any order suspending the effectiveness of such registration statement, or the lifting of any suspension of the qualification (or exemption from qualification) of any of the Registrable Securities for sale in any jurisdiction, at the earliest possible moment;

(j) in the event of an underwritten public offering of Registrable Securities pursuant to Section 2.1 hereof, enter into customary agreements (including underwriting agreements in customary form, which may include, in the case of an underwritten offering on a firm commitment basis, “lock-up” obligations substantially similar to Section 5.1 hereof) and take such other actions (including using its reasonable efforts to make such road show presentations and otherwise engaging in such reasonable marketing support in connection with any such underwritten offering, including the obligation to make its executive officers available for such purpose if so requested by the managing underwriter for such offering) as are reasonably requested by the managing underwriter in order to expedite or facilitate the sale of such Registrable Securities;

(k) make available for inspection by each Participating Holder, any underwriter participating in any disposition pursuant to such registration, and any attorney, accountant or other agent retained by such Participating Holder or any such underwriter (collectively, the “Inspectors”), all financial and other records, pertinent corporate documents and properties of the Company and any of its subsidiaries (collectively, the “Records”) as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the officers, directors and employees of the Company to supply all information reasonably requested by any such Inspector in connection with such registration, provided, however, that (i) in connection with any such inspection, any such Inspectors shall cooperate to the extent reasonably practicable to minimize any disruption to the operation by the Company of its business and shall comply with all Company site safety rules, (ii) Records and information obtained hereunder shall be used by such Inspectors only to exercise their due diligence responsibility and (iii) Records or information furnished or made available hereunder shall be kept confidential and shall not be disclosed by such Participating Holder, underwriter or Inspectors unless (A) the disclosing party advises the other party that the disclosure of such Records or information is necessary to avoid or correct a misstatement or omission in a registration statement or is otherwise required by law, (B) the release of such Records or information is ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or (C) such Records or information otherwise become generally available to the public other than through disclosure by such Participating Holder, underwriter or Inspector in breach hereof or by any Person in breach of any other confidentiality arrangement;

(l) use all reasonable efforts to furnish to each Participating Holder and to the managing underwriter, if any, a signed counterpart, addressed to such Participating Holder and the managing underwriter, if any, of (i) an opinion or opinions of counsel to the Company and (ii) a comfort letter or comfort letters from the Company’s independent public accountants pursuant to Statement on Auditing Standards No. 72, each in customary form and covering such matters of the type customarily covered by opinions or comfort letters, as the case may be, as each such Participating Holder and the managing underwriter, if any, reasonably requests.

(m) in connection with any registration hereunder, provide officers’ certificates and other customary closing documents;

(n) cooperate with each seller of Registrable Securities Participating Holder and each any underwriter in the disposition of such Registrable Securities and cooperate with underwriters’ counsel, if any, in connection with any filings required to be made with the National Association of Securities Dealers, Inc. (the “NASD”); and

(o) with respect to an underwritten offering of Registrable Common Securities, use its reasonable best efforts to cause all such Registrable Common Securities to be listed on each securities exchange on which similar securities issued by the Company are then listed.

6.2 Holder Obligations. Each Holder agrees:

(a) that information obtained by it or by its Inspectors shall be deemed confidential and shall not be used by it as the basis for any market transactions in the securities of the Company or its Affiliates unless and until such information is made generally available to the public;

(b) to use all reasonable efforts, prior to making any disclosure allowed by Section 6.1(k)(iii)(A) or (B) hereof, to inform the Company that such disclosure is necessary to avoid or correct a misstatement or omission in the registration statement or ordered pursuant to a subpoena or other order from a court or governmental authority of competent jurisdiction or otherwise required by law; and

(c) in the case of an underwritten offering of Registrable Securities pursuant to this Agreement, if requested by the managing underwriter, to enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by each Holder and such other terms and provisions as are customarily contained in such underwriting agreements, including customary indemnity and contribution provisions and “lock-up” obligations substantially similar to Section 5.3 hereof.

7. Indemnification.

7.1 Indemnification by the Company. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, the Company shall indemnify and hold harmless (i) each Holder and its Affiliates, (ii) any selling agent selected by the Holders with respect to such Registrable Securities, and (ii) each Person who controls any Holder or such Affiliate, or selling agent, including directors and officers thereof (each such Person being sometimes referred to as an “Indemnified Person”), within the meaning of Section 15 of the Securities Act, against any losses, claims, damages, expenses or liabilities, joint or several (each a “Loss” and collectively “Losses”), to which such Indemnified Person may become subject under the Securities Act or otherwise, to the extent that such Losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any registration statement in which such Registrable Securities were included for registration under the Securities Act, or any preliminary prospectus or any final prospectus included in such registration statement (or any amendment or supplement to such registration statement or prospectus) or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; and the Company agrees to reimburse such Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that the Company shall have no obligation to provide any indemnification hereunder (i) to the extent that any such Losses (or actions or proceedings in respect thereof) arise out of or are based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, preliminary prospectus, final prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by the Holder, or on the Holder’s behalf, specifically for inclusion, respectively, in such registration statement, preliminary prospectus, final prospectus, amendment or supplement or (ii) in the case of a sale directly by a Holder of Registrable Securities (including a sale of such Registrable Securities through any underwriter retained by such Holder engaging in a distribution solely on behalf of such Holder), to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was contained in a preliminary prospectus and corrected in a final or amended prospectus, and such Holder failed to deliver a copy of the final or amended prospectus at or prior to the confirmation of the sale of the Registrable Securities to the person asserting any such Loss in any case in which such delivery is required by the Securities Act. The indemnity provided in this Section 7.1 shall survive the transfer of the Registrable Securities by the Holder or any such other Persons.

7.2 Indemnification by the Holders. In the event of any registration of any Registrable Securities under the Securities Act pursuant to this Agreement, each Holder shall indemnify and hold harmless (in the same manner and to the same extent as set forth in Section

7.1 hereof) the Company, each director and officer of the Company and each other Person, if any, who controls the Company within the meaning of Section 15 of the Securities Act (each such person being sometimes referred to as a “Company Indemnified Person”), against Losses to which the Company or any such Persons may become subject under the Securities Act or otherwise, to the extent that such losses (or related actions or proceedings) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in any registration statement in which Registrable Securities were included for registration under the Securities Act, or any preliminary prospectus or any final prospectus included in such registration statement (or any amendment or supplement to such registration statement or prospectus), or (B) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, in each case, only to the extent that such untrue statement or alleged untrue statement or omission or alleged omission was made in such registration statement, preliminary prospectus, final prospectus, amendment or supplement in reliance upon and in conformity with written information furnished to the Company by such Holder, or on such Holder’s behalf, specifically for inclusion, respectively, in such registration statement, preliminary prospectus, final prospectus, amendment or supplement; and each Holder agrees to reimburse such Company Indemnified Person for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such action or claim as such expenses are incurred; provided, however, that, a Holder’s aggregate liability under this Agreement shall be limited to an amount equal to the net proceeds (after deducting the underwriter’s discount but before deducting expenses) received by such Holder from the sale of such Holder’s Registrable Securities pursuant to such registration.

7.3 Notice of Claims, Etc. Promptly after receipt by any Person entitled to indemnity under Section 7.1 or 7.2 hereof (an “Indemnitee”) of notice of the commencement of any action or proceeding (an “Action”) involving a claim referred to in such Sections, such Indemnitee shall, if indemnification is sought against an indemnifying party, give written notice to such indemnifying party of the commencement of such Action; provided, however, that the failure of any Indemnitee to give said notice shall not relieve the indemnifying party of its obligations under Sections 7.1 or 7.2 hereof, except to the extent that the indemnifying party is actually prejudiced by such failure. In case an Action is brought against any Indemnitee, and such Indemnitee notifies the indemnifying party of the commencement thereof, each indemnifying party shall be entitled to participate therein and, to the extent it elects to do so by written notice delivered to the Indemnitee promptly after receiving the aforesaid notice, to assume the defense thereof with counsel reasonably satisfactory to such Indemnitee. Notwithstanding the foregoing, the Indemnitee shall have the right to employ its own counsel in any such case, but the fees and expenses of such counsel shall be at the expense of such Indemnitee, unless (i) the employment of such counsel shall have been authorized in writing by the indemnifying party, (ii) the indemnifying party shall not have employed counsel to take charge of the defense of such Action, reasonably promptly after notice of the commencement thereof or (iii) such Indemnitee reasonably shall have concluded that there may be defenses available to it which are different from or additional to those available to the indemnifying party which, if the indemnifying party and the Indemnitee were to be represented by the same counsel, could result in a conflict of interest for such counsel or materially prejudice the prosecution of the defenses available to such Indemnitee. If any of the events specified in clauses (i), (ii) or (iii) of the preceding sentence shall have occurred or otherwise shall be applicable, then the fees and expenses of one counsel

(or firm of counsel) for the Indemnitee shall be borne by the indemnifying party. Anything in this Section 7.3 to the contrary notwithstanding, an indemnifying party shall not be liable for the settlement of any action effected without its prior written consent (which consent shall not unreasonably be withheld or delayed), but if settled with the prior written consent of the indemnifying party, or if there shall be a final judgment adverse to the Indemnitee, the indemnifying party agrees to indemnify the Indemnitee from and against any loss or liability by reason of such settlement or judgment. No indemnifying party shall, without the prior consent of the Indemnitee, consent to entry of any judgment or enter into any settlement or compromise, with respect to any pending or threatened action or claim in respect of which indemnification or contribution may be sought hereunder (whether or not the Indemnitee is an actual or potential party to such action or claim), which (i) does not include as a term thereof the unconditional release of the Indemnitee from all liability in respect of such action or claim or (ii) includes a statement as to, or an admission of, fault, culpability or a failure to act, by or on behalf of the Indemnitee.

7.4 Contribution. If the indemnification provided for in this Article 7 is unavailable or insufficient to hold harmless an Indemnitee in respect of any Losses, then each indemnifying party shall, in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such Losses in such proportion as appropriate to reflect the relative fault of the indemnifying party, on the one hand, and the Indemnitee, on the other hand, which relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such Indemnitee or indemnifying party, and such parties’ relative intent, knowledge, access to information and opportunity to correct or mitigate the damage in respect of or prevent the untrue statement or omission giving rise to such indemnification obligation. The parties hereto agree that it would not be just and equitable if contributions pursuant to this Section 7.4 were determined solely by pro rata allocation or by any other method of allocation which did not take account of the equitable considerations referred to above. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who is not guilty of such fraudulent misrepresentation.

7.5 Indemnification Payments; Other Remedies.

(a) Periodic payments of amounts required to be paid pursuant to this Article 7 shall be made during the course of the investigation or defense, as and when reasonably itemized bills therefor are delivered to the indemnifying party in respect of any particular Loss as incurred.

(b) The remedies provided in this Article 7 are not exclusive and shall not limit any rights or remedies that may otherwise be available to an Indemnitee at law or in equity.

8. Registration Expenses.

In connection with any offerings pursuant to a registration statement hereunder, the Company will pay (i) all registration and filing fees, (ii) all fees and expenses of compliance with state securities or “blue sky” laws (including reasonable fees and disbursements of counsel in connection with “blue sky” laws qualifications of the Registrable Securities), (iii) printing and duplicating expenses, (iv) internal expenses of the Company (including all salaries and expenses of its officers and employees performing legal or accounting duties), (v) fees and disbursements of counsel for the Company and fees and expenses of independent certified public accountants retained by the Company (including the expenses of any comfort letters or costs associated with the delivery by independent certified public accountants of a comfort letter or comfort letters or with any required special audits), (vi) the reasonable fees and expenses of any special experts retained by the Company, (vii) fees and expenses in connection with any review of underwriting arrangements by the NASD, including fees and expenses of any “qualified independent underwriter” in connection with an underwritten offering, (viii) reasonable fees and expenses of not more than one counsel for the Participating Holders (as a group), (ix) fees and expenses in connection with listing the Registrable Common Securities on a securities exchange or the Nasdaq National Market, and (x) all duplicating, distribution and delivery expenses. In connection with any offerings pursuant to a registration statement, each Participating Holder will pay (i) any underwriting fees, discounts or commissions attributable to the sale of Registrable Securities by such Participating Holder in connection with an underwritten offering; (ii) any out-of-pocket expenses of such Participating Holder including any fees and expenses of counsel to such Participating Holder (other than as set forth in clause (viii) of the immediately preceding sentence); and (iii) any applicable transfer taxes. Notwithstanding the foregoing, the Company shall not be required to pay any registration expenses set forth in the first sentence of this Section 8 for any Demand Registration or shelf registration pursuant to Section 4.1 hereof if the Demand Request or Shelf Request, as the case may be, is withdrawn at any time at the request of the Majority Participating Holders (in which case all Participating Holders shall bear such expenses), unless, in the case of a Demand Registration, the Holders of a majority of the Registrable Securities then outstanding agree to forfeit their right to one (1) Demand Registration pursuant to Section 2.1 hereof at the time of any such withdrawal, which forfeiture shall bind all Holders of Registrable Securities.

9. Rule 144.

With a view to making available to the Holders the benefits of Rule 144 and any other similar rule or regulation of the Commission that may at any time permit a Holder to sell securities of the Company to the public without registration or pursuant to a registration on Form S-3, the Company covenants that it shall use its reasonable best efforts to file in a timely manner all reports required to be filed by it under the Exchange Act, and that it shall comply with the requirements of Rule 144(c), as such Rule may be amended from time to time (or any similar rule or regulation hereafter adopted by the Commission), regarding the availability of current public information to the extent required to enable any Holder to sell Registrable Securities without registration under the Securities Act pursuant to the resale provisions of Rule 144 (or any similar rule or regulation). Upon the request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with such requirements and, upon such Holder’s compliance with the applicable provisions of Rule 144, will take such reasonable action as may be required (including causing legal counsel to issue an appropriate opinion) to cause its transfer agent to effectuate any transfer of Registrable Securities properly requested by such Holder, in accordance with the terms and conditions of Rule 144.

10. Miscellaneous.

10.1 Notice Generally. Any notice, demand, request, consent, approval, declaration, delivery or other communication hereunder to be made pursuant to the provisions of this Agreement shall specify the Section of this Agreement pursuant to which it is given or being made and shall be deemed sufficiently given or made if in writing and signed by the party making the same, and either delivered in person with receipt acknowledged or sent by registered or certified mail, return receipt requested, postage prepaid, or by telecopy and confirmed by telecopy answerback, addressed, if to any Holder, at the address of such Holder as set forth on the signature pages hereto; and if to the Company, at

First Avenue Networks, Inc.

230 Court Square, Suite 202

Charlottesville, VA 22902

Attn: Sandra Thomas Watson

Telephone: (434) 220-4988

Facsimile: (434) 220-4978

With copies to:

Ropes & Gray

One International Place

Boston, Massachusetts 02110

Attn: Joel Freedman, Esq.

Telephone: (617) 951-7309

Facsimile: (617) 951-7050

– and –

Andrews Kurth LLP

450 Lexington Avenue

New York, New York 10017

Attn: Paul N. Silverstein, Esq.

         Richard Baumfield, Esq.

Telephone: (212) 850-2819

Facsimile: (212) 850-2929

or at such other address as may be substituted by notice given as herein provided. The giving of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration, delivery or other communication hereunder shall be deemed to have been duly given or served on the date on which personally delivered, with receipt acknowledged, telecopied and confirmed by telecopy answerback or three (3) Business Days after the same shall have been deposited in the United States mail (by registered or certified mail, return receipt requested, postage prepaid), whichever is earlier.

10.2 Successors and Assigns. This Agreement may not be assigned by any Holder other than to a Permitted Assignee (provided such Permitted Assignee agrees in writing to be bound by the terms of this Agreement), whereupon such Permitted Assignee shall be deemed to be a Holder for all purposes of this Agreement. This Agreement shall be binding upon and inure to the benefit of the parties hereto and all successors to the Company and the Holders.

10.3 Amendments. This Agreement may be amended or modified only by a written agreement signed by the Company and Holders of a majority of the Registrable Securities then outstanding.

10.4 Severability. Wherever possible, each provision of this Agreement shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this Agreement.

10.5 Headings. The headings used in this Agreement are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Agreement.

10.6 Governing Law; Jurisdiction. THIS AGREEMENT SHALL BE GOVERNED EXCLUSIVELY BY, CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PROVISIONS THEREOF RELATING TO CONFLICT OF LAWS WHICH MIGHT REQUIRE APPLICATION OF THE LAW OF ANY OTHER JURISDICTION. Each party to this Agreement hereby irrevocably agrees that any legal action or proceeding arising out of or relating to this Agreement or any agreements or transactions contemplated hereby may be brought in the courts of the State of New York or of the United States of America for the Southern District of New York and hereby expressly submits to the personal jurisdiction and venue of such courts for the purposes thereof and expressly waives any claim of improper venue and any claim that such courts are an inconvenient forum. Each party hereby irrevocably consents to the service of process of any of the aforementioned courts in any such suit, action or proceeding by the mailing of copies thereof by registered or certified mail, postage prepaid, to the address set forth in Section 10.1 hereof, such service to become effective 10 days after such mailing.

10.7 Counterparts and Facsimile Execution. This Agreement may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed to be an original, and all such counterparts shall together constitute one and the same instrument. This Agreement may be executed by facsimile signatures.

10.8 Entire Agreement. This Agreement embodies the entire agreement and understanding between the Company and the Holders in respect of the subject matter contained herein. This Agreement supersedes all prior agreements and understandings between the parties with respect to the subject matter of this Agreement.

10.9 Further Assurances. Each of the parties hereto shall execute such documents and perform such further acts as may be reasonably required or desirable to carry out or to perform the provisions of this Agreement.

10.10 Joinder of Additional Purchasers. If any of the up to 97,222 New Shares and 97,222 New Warrants referred to in clause (ii) of the definitions of New Shares and New Warrants, respectively, are issued and sold by the Company to additional Purchasers who join in the Purchase Agreement after the original closing thereunder pursuant to Section 6.16 of the Purchase Agreement, such additional Purchasers may become parties to this Agreement by executing and delivering to the Company a signature page hereto, and upon such execution and delivery, such Purchaser shall unconditionally and expressly agree to become a party to this Agreement and to be bound by the terms hereof, and such Purchaser shall be entitled to all the rights and benefits of a Holder hereunder in accordance with the terms hereof.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Amended and Restated Registration Rights Agreement to be duly executed and delivered as of the date first above written.

FIRST AVENUE NETWORKS, INC.

By:	/s/ Dean M. Johnson

Name: Dean M. Johnson Title: CEO/President

RCG CARPATHIA MASTER FUND, LTD.

By:	/s/ Kevin M. Wyman

Name: Kevin M. Wyman Title: Managing Director

QUAKER CAPITAL PARTNERS I, L.P.

By:	Quaker Capital Mgt. Corp., GP of Quaker Premier, LP, GP of Quaker Capital Partners I, L.P., its general partner

By:	/s/ M. G. Schoeppner

Name: M. G. Schoeppner Title: Pr. Quaker Capital Mgt. Corp.

QUAKER CAPITAL PARTNERS II, L.P.

By:	Quaker Capital Mgt. Corp., GP of Quaker Premier II, LP, GP of Quaker Capital Partners II, L.P., its general partner

By:	/s/ M. G. Schoeppner

Name: M. G. Schoeppner Title: Pr. Quaker Capital Mgt. Corp.

REDWOOD MASTER FUND LTD.

By:	/s/ Jonathan Kolatch

Name: Jonathan Kolatch Title: Director

RCG CARPATHIA MASTER FUND, LTD.

By:	/s/ Kevin M. Wyman

Name: Kevin M. Wyman Title: Managing Director

PENINSULA CAPITAL PARTNERS

By	/s/ R. Ted Weschler

Name: R. Ted Weschler Title: Managing Member of its General Partner

ASPEN PARTNERS—SERIES A

By	/s/ Nikos Hecht

Name: Nikos Hecht Title: Managing Member of Aspen Capital LLC, its General Partner

CYPRESS MANAGEMENT PARTNERSHIP

By	/s/ Jonathan A. Marcus

Name: Jonathan A. Marcus Title: Authorized Signatory

TRUMBULL CORPORATION 401(K) SAVINGS

By	/s/ Stephen M. Clark

Name: Stephen M. Clark Title: Exec. V.P.-Finance

ROBERT J. BANKS

By	/s/ Robert J. Banks

Name: Robert J. Banks Title:

RAY T. CHARLEY

By	/s/ Ray T. Charley

Name: Ray T. Charley Title:

RICHARD J. SCARTON

By	/s/ Richard J. Scarton

Name: Richard J. Scarton Title: